UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report:
(Date of earliest event reported)
August 14, 2007

CHINACAST EDUCATION CORPORATION
(Exact name of registrant as specified in charter)

Delaware	000-50550	20-0178991
(State or other Jurisdiction of	(Commission File Number)	(IRS Employer
Incorporation or Organization)		Identification No.)
25Fl. Qiang Sheng Mansion
No. 145 Pu Jian Road,
Pudong District
Shanghai, 211217, PRC
(Address of Principal Executive Offices and zip code)
(86 21) 6864 4666
(Registrant’s telephone
number, including area code)
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14A-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 – Other Events.
     On August 14, 2007, ChinaCast Education Corporation (the “Company”) issued a press release containing certain financial results for the quarter ended June 30, 2007. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description

99.1	ChinaCast Education Corporation Press Release dated August 14, 2007.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINACAST EDUCATION CORPORATION
Date: August 14, 2007	By:	/s/ Antonio Sena
		Name:	Antonio Sena
		Title:	Chief Financial Officer

Exhibit Index

Exhibit No.	Description

99.1	ChinaCast Education Corporation Press Release dated August 14, 2007.